                                                                    EXHIBIT 28.4

             MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT

                      THE FIRST NATIONAL BANK OF ATLANTA

                      ----------------------------------

                       WACHOVIA CREDIT CARD MASTER TRUST

                       ---------------------------------


     Listed below is the information which is required to be prepared with respect to the distribution date of January 18, 2000 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount)
     ------------------------------------------------

     1. The amount of the current monthly
        distribution in respect of Class A
        Monthly Principal                              $0.00

     2. The amount of the currently monthly
        distribution in respect of Class B
        Monthly Principal                              $0.00

     3. The amount of the currently monthly
        distribution in respect of Collateral
        Monthly Principal                              $0.00

     4. The amount of the currently monthly
        distribution in respect of Class A
        Monthly Interest                               $6.25

     5. The amount of the currently monthly
        distribution in respect of Class A
        Deficiency Amounts                             $0.00

     6. The amount of the currently monthly
        distribution in respect of Class A
        Additional Interest                            $0.00

     7.  The amount of the currently monthly
         distribution in respect of Class B
         Monthly Interest                                         $6.48

     8.  The amount of the currently monthly
         distribution in respect of Class B
         Deficiency Amounts                                       $0.00

     9.  The amount of the currently monthly
         distribution in respect of Class B
         Additional Interest                                      $0.00

     10. The amount of the currently monthly
         distribution in respect of Collateral
         Monthly Interest                                         $7.10

     11. The amount of the currently monthly
         distribution in respect of any
         accrued and unpaid Collateral
         Monthly Interest                                         $0.00



E.       Information Regarding the Performance of the
         --------------------------------------------
         Trust
         -----

         1.   Collection of Principal Receivables
              -----------------------------------

              (a)     The aggregate amount of
                      Collections of Principal
                      Receivables processed during
                      the related Monthly Period
                      which were allocated in respect
                      of the Class A Certificates        $78,872,468.44


              (b)     The aggregate amount of
                      Collections of Principal
                      Receivables processed during
                      the related Monthly Period
                      which were allocated in respect
                      of the Class B Certificates         $5,470,925.17

              (c)     The aggregate amount of
                      Collections of Principal
                      Receivables processed during
                      the related Monthly Period
                      which are allocated in respect
                      of the Collateral Interest           $6,838,655.19


         2.  Principal Receivables in the Trust
             ----------------------------------

             (a)     The aggregate amount of
                     Principal Receivables in the
                     Trust as of the end of the
                     day on the last day of the
                     related Monthly Period            $2,691,743,243.95

             (b)     The amount of Principal
                     Receivables in the Trust
                     represented by the Investor
                     Interest of Series 1999-1
                     as of the end of the day on
                     the last day of the related
                     Monthly Period                      $895,953,800.00

             (c)     The amount of Principal
                     Receivables in the Trust
                     represented by the Series
                     1999-1 Adjusted Investor
                     Interest as of the end of
                     the day on the last day of
                     the related Monthly Period          $895,953,800.00

             (d)     The amount of Principal
                     Receivables in the Trust
                     represented by the Class A
                     Investor Interest as of the end
                     of the day on the last day of
                     the related Monthly Period          $775,000,000.00

             (e)     The amount of Principal
                     Receivables in the Trust
                     represented by the Class A
                     Adjusted Investor Interest as of
                     the end of day on the last day
                     of the related Monthly Period       $775,000,000.00

             (f)      The amount of Principal
                      Receivables in the Trust
                      represented by the Class B
                      Investor Interest as of the
                      end of the day on the last day
                      of the related Monthly Period          $53,757,250.00

             (g)      The amount of Principal
                      Receivables in the Trust
                      represented by the Collateral
                      Interest as of the end of the
                      date on the last day of the
                      related Monthly Period                 $67,196,550.00

             (h)      The Floating Investor Percentage
                      with respect to the related
                      Monthly Period                                34.0627%

             (i)      The Class A Floating Allocation
                      with respect to the related
                      Monthly Period                                86.5000%

             (j)      The Class B Floating Allocation
                      with respect to the related
                      Monthly Period                                 6.0000%

             (k)      The Collateral Floating Allocation
                      with respect to the related
                      Monthly Period                                 7.5000%

             (l)      The Fixed Investor Percentage
                      with respect to the related
                      Monthly Period                                34.0627%

             (m)      The Class A Fixed allocation
                      with respect to the related
                      Monthly Period                                86.5000%

             (n)      The Class B Fixed Allocation
                      with respect to the related
                      Monthly Period                                 6.0000%

            (o)       The Collateral Fixed Allocation
                      with respect to the related
                      Monthly Period                          7.5000%

      3.  Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the and of the day on the last day of the related Monthly Period:

                                    Aggregate              Percentage
                                     Account                of Total
                                     Balance               Receivables
                                     -------               -----------

       (a) 30 - 59 days:           $26,312,601.60             0.9654%
                                   --------------
       (b) 60 - 89 days:           $17,088,377.05             0.6270%
                                   --------------
       (c) 90 - or more days:      $29,071,748.78             1.0666%
                                   --------------
                            Total: $72,472,727.43             2.6589%
                                   --------------

     4.  Investor Default Amount
         -----------------------

         (a)     The Aggregate Investor Default
                 Amount for the related Monthly
                 Period                                $3,551,307.95

         (b)     The Class A Investor Default
                 Amount for the related Monthly
                 Period                                $3,071,881.23

         (c)     The Class B Investor Default
                 Amount for the related Monthly
                 Period                                  $213,078.56

         (d)     The Collateral Default Amount
                 for the related Monthly Period          $266,348.16


     5.  Investor Charge Offs
         --------------------

         (a)     The aggregate amount of
                 Class A Investor Charge-Offs
                 for the related Monthly Period                $0.00

         (b)    The aggregate amount of
                Class A Investor Charge-Offs
                set forth in 5(a) above per
                $1,000 of original Certificate
                principal amount                         $0.00

         (c)    The aggregate amount of Class
                B Investor Charge-Offs for
                the related Monthly Period               $0.00

         (d)    The aggregate amount of Class
                B Investor Charge-Offs set
                forth in 5(c) above per $1,000 of
                original certificate principal
                amount                                   $0.00

         (e)    The aggregate amount of
                Collateral Charge-Offs for the
                related Monthly Period                   $0.00

         (f)    The aggregate amount of
                Collateral Charge-Offs set
                forth in 5(e) above per $1,000
                of original certificate principal
                amount                                   $0.00

         (g)    The aggregate amount of Class A
                Investor Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date         $0.00


         (h)    The aggregate amount of Class A
                Investor Charge-Offs set forth
                in 5(g) above per $1,000 original
                certificate principal amount re-
                imbursed on the Transfer Date
                immediately preceding this
                Distribution Date                        $0.00

         (i)    The aggregate amount of Class B
                Investor Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date         $0.00

         (j)    The aggregate amount of Class B
                Investor Charge-Offs set forth
                in 5(i) above per $1,000 original
                certificate principal amount re-
                imbursed on the Transfer Date
                immediately preceding this
                Distribution Date                                   $ 0.00

         (k)    The aggregate amount of
                Collateral Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date                    $ 0.00

         (l)    The aggregate amount of
                Collateral Charge-Offs set
                forth in 5(k) above per $1,000
                original certificate principal
                amount reimbursed on the Transfer
                Date immediately preceding
                Distribution Date                                   $ 0.00

     6.  Investor Servicing Fee
         ----------------------

         (a)    The amount of the Class A
                Servicing Fee payable by the
                Trust to the Servicer for
                the related Monthly Period                     $645,833.33

         (b)    The amount of the Class B
                Servicing Fee payable by the
                Trust to the Servicer for
                the related Monthly Period                     $ 44,797.71

         (c)    The amount of the Collateral
                Interest Servicing Fee payable
                by the Trust to the Servicer for
                the related Monthly Period                     $ 55,997.13

     7.  Reallocations
         -------------

         (a)    The amount of Reallocated
                Collateral Principal
                Collections with respect to
                this Distribution Date                              $ 0.00

         (b)    The amount of Reallocated
                Class B Principal Collections
                with respect to this Distri-
                bution Date                                          $0.00

         (c)    The Collateral Interest as
                of the close of business
                on this Distribution Date                   $67,196,550.00

         (d)    The Class B Investor Interest
                as of the close of business
                on this Distribution Date                   $53,757,250.00


     8.  Collection of Finance Charge Receivables
         ----------------------------------------

         (a)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of the
                Class A Certificate                         $11,066,439.65

         (b)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during
                the related Monthly Period which
                were allocated in respect of
                the Class B Certificates                       $767,614.66

         (c)    The aggregate amount of
                Collections of Finance Charge
                Receivables processed during
                the related Monthly Period which
                were allocated in respect of
                the Collateral Interest                        $959,518.15


     9.  Principal Funding Amount
         ------------------------

         (a)    The principal amount on
                deposit in the Principal
                Funding Account on the
                related Transfer Date                                $0.00

         (b)    The Accumulation Shortfall
                with respect to the related
                Monthly Period                                       $0.00

         (c)    The Principal Funding In-
                vestment Proceeds deposited
                in the Finance Charge Account
                on the related Transfer Date                         $0.00

         (d)    The amount of all or the
                portion of the Reserve Draw
                Amount deposited in the
                Finance Charge Account on the
                related Transfer Date from
                the Reserve Account                                  $0.00


     10. Reserve Draw Amount                                         $0.00
         -------------------


     11. Available Funds
         ---------------

         (a)    The amount of Class A
                Available Funds on deposit
                in the Finance Charge Account
                on the related Transfer Date                $11,066,439.65

         (b)    The amount of Class B
                Available Funds on deposit
                in the Finance Charge Account
                on the related Transfer Date                   $767,614.66

         (c)    The amount of Collateral
                Available Funds on deposit in
                the Finance Charge Account on
                the related Transfer Date                      $959,518.15


     12. Portfolio Yield
         ---------------

         (a)    The Portfolio Yield for the
                related Monthly Period                             13.3787%

         (b)    The Portfolio Adjusted Yield
                for the related Monthly Period                      4.6100%

F.   Floating Rate Determinations
     ----------------------------

     1.  LIBOR for the interest Period
         ending on this Distribution Date                           6.46250%


     The First National Bank
     of Atlanta
     Servicer

                                         By: Michael L. Scheuerman
                                         Title: Senior Vice President